                                                -------------------------------
                 UNITED STATES                           OMB APPROVAL
         SECURITIES AND EXCHANGE COMMISSION     -------------------------------
             WASHINGTON, D.C. 20549              OMB Number:          3235-0056
                                                 Expires:      January 31, 2002
                                                 Estimated average burden
                                                 hours per response:..........7
                                                -------------------------------

                    FORM 8-A

 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
     PURSUANT TO SECTION 12(b) OR (g) OF THE
        SECURITIES EXCHANGE ACT OF 1934

                             Simple Technology, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                                        33-0399154
-------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   3001 Daimler Street, Santa Ana, California                      92705
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                             Name of each exchange on which
 to be so registered                             each class is to be registered
        None                                                   N/A
-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------

-------------------------------------- ----------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

Securities Act registration statement file number to which this form relates:
333-32478 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
-------------------------------------------------------------------------------
                                (Title of Class)

-------------------------------------------------------------------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, par value $0.001 per share (the "Common Stock"), of Simple Technology, Inc., a California corporation (the "Registrant"). The description of the Common Stock to be registered hereunder set forth under the caption "Description of Capital Stock" at page 83 of the Registrant's Registration Statement on Form S-1, as amended, Registration No. 333-32478 (the "Registration Statement"), as filed with the Securities and Exchange Commission, is incorporated herein by this reference.

ITEM 2.  EXHIBITS.

     The following documents are included as Exhibits to Registrant's Registration Statement on Form S-1 (Registration No. 333-32478) and incorporated herein by this reference:


                                                                                                         FORM S-1
                  EXHIBIT DESCRIPTION                                                                 EXHIBIT NUMBER

     (a)          Amended and Restated Articles of Incorporation of Registrant                              3.1

     (b)          Amended and Restated Bylaws of the Registrant                                             3.2

     (c)          Certificate of Amendment to the Amended and Restated Articles of Incorporation of         3.3
                  the Registrant

     (d)          Specimen common stock certificate of the Registrant                                       4.2




                                                     SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Simple Technology, Inc.
             -------------------------------------------------------------------
Date          September 25, 2000
             -------------------------------------------------------------------
By            /s/ Manouch Moshayedi
             -------------------------------------------------------------------
              Manouch Moshayedi, Chief Executive Officer